EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section

906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kevin G. Malone, the President of U.S. Highland, Inc. (the "Company"), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended March 31, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2016	By:	/s/ Kevin G. Malone
	Name:	Kevin G. Malone
	Title:	President
(Principal Executive Officer)